Superseder & Settlement Agreement

     This Superseder & Settlement Agreement (the "Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("AmeriNet" and the "Exchange Act," respectively); and Xcel Associates, Inc.., a New Jersey corporation ("Xcel"); ( AmeriNet and Xcel being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    Preamble:

     Whereas,  AmeriNet  entered  into  a  warrant  agreement  with  Xcel  dated
September  7,  1999,  wherein  Xcel was  granted a  warrant  to  purchase  up to
1,000,000 shares of AmeriNet common stock at $0.75 per share (the "Warrant Agreement"), which required AmeriNet to file a registration statement registering the underlying shares (the "Registration Statement") with the Securities Exchange Commission; and.

     Whereas, AmeriNet did not file Such Registration Statement due to the continually changing disclosure required; and

     Whereas, the Parties had further dealings wherein Xcel was to be granted additional warrant rights to purchase up to 1,000,000 shares of AmeriNet's common stock at $1.25 per share; and,

     Whereas, Xcel has agreed to forego any such additional warrant rights; and,

     Whereas, pursuant to a Loan Guaranty and Indemnification Agreement dated September 30, 1999, Xcel loaned $75,000 to American Internet Technical Center, Inc. ("AITC"), then the sole AmeriNet subsidiary, which loan was secured by a pledge of 35,000 shares of AmeriNet common stock by The Yankee Companies ("Yankees") for which Yankees was compensated by AmeriNet; and,

     Whereas, AITC defaulted in repaying the loan to Xcel and Xcel was issued the 35,000 shares of AmeriNet stock pledged to it by Yankees; and ,

     Whereas, AmeriNet has agreed to repay the $75,000 loan to Xcel and Xcel has agreed to return the 35,000 shares to AmeriNet; and,

     Whereas, the Parties wish to resolve any other outstanding obligations arising from the aforementioned dealings,

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, shall have the following meanings:

(A)      Accredited Investor:

                    An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

        Accredited investor.

                    "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

                (1) Any bank as defined in  section  3(a)(2) of the Act,  or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small
                    Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                (2) Any  private  business  development  company  as  defined in section 202(a)(22) of the Investment Advisers Act of 1940;

                (3) Any  organization  described  in  Section  501(c)(3)  of the
                    Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                (4) Any director,  executive officer,  or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                (5) Any natural person whose  individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                (6) Any natural person who had an individual income in excess of
                    $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                (7) Any trust,  with total assets in excess of  $5,000,000,  not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

                (8) Any entity in which all of the equity owners are  accredited investors.

(B)     Commission:  The United States Securities and Exchange Commission

(C)     Exchange Act:  The Securities Exchange Act of 1934, as amended.

(D)     Exchange Act Reports:

                    The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that AmeriNet is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(E)    Securities Act:  The Securities Act of 1933, as amended.


                                   Article II
                              Settlement Agreement

(A) Xcel hereby irrevocably agrees to release AmeriNet from its obligation under the Warrant Agreement to file a Registration Statement with the Commission.

(B) Xcel further irrevocably agrees to forego any rights it may have eventually had to purchase 1,000,000 shares of common stock at $1.25 per share.

(C) In consideration for Xcel's release of AmeriNet as detailed in the preceding paragraphs (A) and (B), AmeriNet agrees to issue 200,000 restricted shares of its common stock to Xcel on or before June 15, 2000.

(D) AmeriNet further agrees to pay to Xcel the sum of $75,000 on or before June 15, 2000 as repayment for Xcel's loan to AITC and Xcel agrees to return 35,000 shares of AmeriNet stock to AmeriNet, which shares Xcel received from Yankees upon AITC's default in repaying the loan.

(E) As a material inducement to AmeriNet's consideration of agreeing to issue restricted stock to Xcel as stated in paragraph (C), Xcel represents, warrants and covenants to AmeriNet, as follows:

         (1) Xcel is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with its advisors or representatives, if any, such knowledge and experience in financial matters that. Xcel is capable of evaluating the relative risks and merits of this subscription, the text of Rule 501(a) being set forth, in full, above;

         (2) Xcel acknowledges that it has, based on its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for it in particular;

         (3)      (a)      Xcel  understands  that  the  offer  and  issuance of
                           the  AmeriNet  Stock is  being  made in  reliance  on
                           Xcel's  representation  that it has  reviewed  all of
                           AmeriNet's  reports filed with the Commission  during
                           the past 12 months  and  posted  on the  Commission's
                           Internet  web  site  (www.sec.gov)  under  the  EDGAR
                           Archives sub site,  and has become  familiar with the
                           information   disclosed   therein,   including   that
                           contained in exhibits filed with such reports.

                  (b) Xcel is fully aware of the material risks associated with becoming an investor in AmeriNet and confirms that it was previously informed that all documents, records and books pertaining to this investment have been available from AmeriNet and that all documents, records and books pertaining to this transaction requested by her have been made available to her;

         (4) Xcel has had an opportunity to ask questions of and receive answers from the officers of AmeriNet concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of AmeriNet and related matters;

         (5) Xcel has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports.

         (6) Xcel has represented to Xcel that it has the general ability to bear the risks of the subject transaction and that Xcel is a suitable investor for a private offering and Xcel hereby affirms the correctness of such information to AmeriNet.

         (7)      Xcel acknowledges and is aware that:

                  (a) The AmeriNet Stock is a speculative investment with no assurance that AmeriNet will be successful, or if successful, that such success will result in payments to Xcel or to realization of capital gains by Xcel on disposition of the AmeriNet Stock; and

                  (b) The AmeriNet Stock to be issued to her has not been registered under the Securities Act or under any state securities laws, accordingly Xcel may have to hold such common stock and may not be able to liquidate, pledge, hypothecate, assign or transfer it;

         (8) Xcel has obtained its own opinion from its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by Xcel in conjunction with this Agreement and the issuance of the AmeriNet Stock in conjunction therewith; and

         (9)      (a)      The  certificates  for  the  AmeriNet Stock will bear
                           restrictive  legends and  AmeriNet's  transfer  agent
                           will  be  instructed  not  to  transfer  the  subject
                           securities unless they have been registered  pursuant
                           to Section 6 of the  Securities  Act or an opinion of
                           counsel  to Xcel  satisfactory  to legal  counsel  to
                           AmeriNet and AmeriNet's  president has been provided,
                           to the effect that the proposed transaction is exempt
                           from   registration   requirements   imposed  by  the
                           Securities Act, the Exchange Act and any applicable state or foreign laws.

                  (b) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to AmeriNet's satisfaction."

                                   Article III
                                   Superseder

(A) The terms of this Agreement supersede the terms of all other agreements between AmeriNet and Xcel and its affiliate, including, but not limited to, the Warrant Agreement, all of which will be henceforth null and void as if they had never been entered into, this Agreement being deemed a novation, settlement accord and satisfaction of all such prior agreements.

(B) In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, AmeriNet and Xcel hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

                                   Article IV
                               General Provisions

4.1      Interpretation.

(A) When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

(B)      The words "include,"  "includes" and "including" when used herein shall
         be  deemed  in  each  case  to  be  followed  by  the  words   "without
         limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.2      Notice.

(A) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (1)      To AmeriNet:

                            AmeriNet Group.com, Inc.

        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
                  Attention: Larry Van Etten, Interim President
                  Telephone (561) 998-3435, Fax (561) 998-4635

                            AmeriNet Group.com, Inc.

                1941 Southeast 51st Terrace; Ocala, Florida 34471
                   Attention, George Franjola, General Counsel
                  Telephone (352) 694-6661, Fax (352) 694-1325

         (2)      Xcel

                             Xcel Associates, Inc..

              224 Middle Road, 2nd floor, Hazlet, New Jersey 07730
                     Attention: Edward T. Whelan, President
                  Telephone (732) 264-3433, Fax (732) 264-5327
or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B)      At the request of any Party,  notice will also be provided by overnight
         delivery,   facsimile   transmission  or  e-  mail,   provided  that  a
         transmission receipt is retained.

(C)      (1)      The  Parties  acknowledge  that  the Yankee Companies, Inc., a
                  Florida   corporation   ("Yankees")   serves  as  a  strategic
                  consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

         (3) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent AmeriNet's general counsel, who has reviewed, approved and caused modifications on behalf of AmeriNet, from representing anyone other than AmeriNet in this transaction.

4.3      Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

4.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5      Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

4.6      Governing Law.

     This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating Taxation and choice of law).

4.7      Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

4.8      Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (a)      First,  the  issue  shall  be  submitted to mediation
                           before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, three by AmeriNet and three by Xcel.

                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by AmeriNet and three by Xcel.

         (3)      (a)      Expenses of mediation shall be borne  equally  by the
                           Parties, if successful.

                  (b)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

4.9      Benefit of Agreement.

     The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

4.10     Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

4.11     Counterparts.

(A)      This Agreement may be executed in any number of counterparts.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission.

     In Witness Whereof, AmeriNet and Xcel have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, sealed and delivered
         In Our Presence:

                                                        AmeriNet Group.com, Inc.

_________________________________                       (A Delaware corporation)

_________________________________         By:     /s/ Larry Van Etten /s/
                                                    ____________________________
                                                     Larry Van Etten, President

         (Corporate Seal)

                                          Attest: /s/ Vanessa H. Lindsey
                                                   ____________________________
                                                  Vanessa H. Lindsey, Secretary
Dated:   May 31, 2000

State of Florida           }
County of Palm Beach       } ss.:

         On this 31 day of May, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Larry Van Etten and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of AmeriNet Group.com, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of AmeriNet Group.com, Inc., for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 21 day of April, 2004.

                                                /s/ Charles Scimeca
         {Seal}                             --------------------------------
                                                   Notary Public

                                                           Xcel Associates, Inc.

_________________________________                     (a New Jersey corporation)

_________________________________         By:     /s/ Edward T. Whelan
                                                  _____________________________
                                                    Edward T. Whelan, President

         (Corporate Seal)

                                          Attest: /s/ Edward J. Meyer, Jr.
                                                  _____________________________
                                                  Edward J. Meyer, Jr. Secretary

Dated:   May 30, 2000

State of New Jersey        }
County of Monmouth         } ss.:

     On this 30th day of May, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Edward T. Whelan and Edward J. Meyer, Jr., to me known, and known to me to be the president and secretary of Xcel Associates, Inc.., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of Xcel Associates, Inc.., for the uses and purposes therein mentioned.

     In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 30th day of May, 2000.

         (Seal)                                        /s/ Joseph P. Pasqualetto
                                                  ----------------------------
                                                        Attorney at Law of N.J.